UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 24, 2008

Velcera, Inc.
(Exact Name of registrant as specified in its charter)

Delaware	000-51622	20-3327015
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

777 Township Line Road, Suite 170
Yardley, Pennsylvania 19067
(Address of Principal Executive Offices) (Zip Code)

(267) 757-3600
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On January 29, 2008, Velcera, Inc. issued a press release announcing results from two studies on Promist™ VEL-502 as a treatment for the clinical signs of canine allergy.

Item 9.01. Financial Statements and Exhibits

                A copy of the press release issued by Velcera, Inc. on January 29, 2008 is furnished herewith as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

.	VELCERA, INC

Date: January 29, 2008	By:	/s/ Matthew C. Hill
Mathew C. Hill
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by Velcera, Inc. on January 29, 2008.